UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 5, 2008

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on March 3, 2008, The Children’s Place Retail Stores, Inc. (the “Company”) received notice from James Goldman, an independent member of the Company's Board of Directors (the “Board”), of his resignation from the Board, effective February 28, 2008. Following Mr. Goldman’s resignation, the Company has six directors, of whom three are independent directors. On February 29, 2008, the Company notified The Nasdaq Stock Market, Inc. (the “Nasdaq”) that, due to Mr. Goldman's resignation, it was not in compliance with Nasdaq Marketplace Rule 4350(c)(1) because its Board no longer was comprised of a majority of independent directors as defined by Nasdaq Marketplace Rule 4200(a)(15).

On March 5, 2008, as expected, the Company received a Nasdaq Staff Determination confirming that the Company was not in compliance with Marketplace Rules 4350 and that consistent with Marketplace Rule 4350(c)(1) Nasdaq will provide the Company a cure period in order to regain compliance as follows:

•	until the earlier of the Company’s next annual stockholders’ meeting or February 28, 2009; or
•	if the next annual stockholders’ meeting is held before August 26, 2008, then the Company must evidence compliance no later than August 26, 2008.

Since the Company’s next annual stockholder meeting is scheduled for June 27, 2008 the Company has until August 26, 2008 to regain compliance. In the event the Company does not regain compliance by this date, the Company’s securities will be delisted, however, the Company may appeal the delisting determination to a Nasdaq Listing Qualifications Panel.

As promptly as possible, the Company intends to fill the vacancy on its Board with a candidate who possesses qualifications that will satisfy Nasdaq’s independent director requirements.

On March 6, 2008 the Board appointed two if its independent directors, Malcolm Elvey and Robert Fisch, to join Sally Frame-Kasaks as members of its compensation committee.

A copy of the press release issued by Company announcing receipt of the Nasdaq Staff Determination Letter is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

On March 6, 2008, the Company issued a press release regarding the Company’s sales results for the fiscal month ended March 1, 2008.

A copy of this press release is included as Exhibit 99.1 hereto.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press release issued by the Company dated March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2008

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Patricia Gray
Name:	Patricia Gray
Title:	Senior Vice President, General Counsel and Secretary